EXHIBIT 10.2

*CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

August 16, 2023

President – Coach Watches Movado Group, Inc.

650 From Road, Ste 3765

Paramus NJ 07652

Re: Audit Settlement and Fourth Amendment Dear Movado Team,

Reference is made to the license agreement between Tapestry, Inc. (“Licensor”) and Movado Group, Inc. and Swissam Products Limited (collectively, “Licensee”) dated January 13, 2015, as amended by the First Amendment dated January 6, 2020, the second amendment dated August 25, 2021, and the Third Amendment dated July 1, 2022 (collectively, the “License Agreement”). This Audit Settlement and Fourth Amendment is made and effective as of August 16, 2023 (“Fourth Amendment Effective Date”), but with the understanding that the terms of this Audit Settlement and Fourth Amendment apply retroactively to govern the Parties’ performance under the License Agreement from and after July 1, 2022. Each of Licensor and Licensee is a “Party” and are collectively the “Parties.” Capitalized terms used but not defined in this letter have the respective meanings given to them in the License Agreement.

As you are aware, Licensor’s outside auditors [***] (the “Auditor”) conducted an audit of Licensee (the “Audit”) for the period beginning July 1, 2014 and ending June 30, 2022 (the “Audit Period”). The initial Auditor’s report (“Report”) disclosed certain findings, which, after discussion, the Parties have agreed to value as set forth below; provided that such agreement shall not constitute an admission by either Party regarding the accuracy or inaccuracy of any of the Audit findings. The Parties now further agree to settle the findings, and to amend the License Agreement, on the following terms:

A.
Audit Findings
1.
Excess/Unauthorized Discounts
a.
[***] The Audit disclosed that Licensee exceeded the maximum allowable discounts on certain [***]channel sales during the Audit Period. The excess discounts totaled [***], resulting in a royalty underpayment to Coach totaling [***].

After discussion, the Parties agree to settle this finding in consideration of a payment from Licensee in the amount of [***].

Excess/Unauthorized Discounts – [***] Customer Sales. The Audit initially disclosed that Licensee exceeded the maximum allowable discounts on certain [***]Customer Sales during the Audit Period. The excess discounts totaled [***], resulting in a royalty underpayment to Coach totaling [***]. After discussion, the Parties agreed to settle this finding [***].

b.
Calculation and Alignment. The amounts disclosed in the findings regarding excess discounting were calculated on a per-SKU basis, rather than on a per-channel basis. From and after July 1, 2022, the Parties will calculate discounts on a per-sales channel basis, by which the aggregate discount on sales of all Licensed Products will be calculated as a percentage of all sales within the [***] channels respectively.
2.
One Percent (1.0%) Credit Not Given – [***] Stores.
a.
Finding. The Audit disclosed that Licensee has failed to issue a credit of [***] on Licensor’s purchases of Licensed Products for sale through [***] Stores, as required pursuant to Section 6.4 of the License Agreement. Licensee’s failure to issue such credit has resulted in an amount owed to Licensor in the amount of [***].
b.
Settlement and Alignment. After discussion, the Parties agree to settle this finding in consideration of a credit from Licensee to Licensor in the amount of [***]. From and after July 1, 2022, the Parties agree that Licensee shall no longer be required to grant Licensor the [***] credit, and Section 6.4 of the License Agreement is deleted in its entirety and replaced with the following new Section 6.4:

“Licensee shall handle all customer inquiries and complaints relating to the Licensed Products in a manner substantially consistent with its present practice and shall provide substantially the same service, warranties, and repair and replacement rights to wholesale purchases and consumers of the Licensed Products as Licensee presently provides. Licensee shall be solely responsible for all costs associated with (a) the handling of customer inquiries and complaints relating to the Licensed Products, and (b) the provision of service, warranties, repair and replacement relating to the Licensed Products, provided however that Licensor shall be solely responsible for all costs associated with the handling of all returns of such Licensed Products to the Licensor’s factory outlet stores. Notwithstanding the foregoing, Licensee shall remain responsible for any general quality issues with respect to the Licensed Products.

3.
Unreported Coach Parts and Component Sales.
a.
Finding. The Audit disclosed that Licensee excluded sales of Coach-branded [***]from its calculation of sales of Licensed Products, resulting in an underpayment of [***].
b.
Settlement. After discussion, the Parties agree to settle this finding in consideration of a payment from Licensee in the amount of [***].
4.
Unauthorized Markdowns and Allowances Deducted from Sales.
a.
Finding. The Audit disclosed that Licensee deducted certain markdown allowances granted by Licensee on sales to [***]customers in the amount of [***].
b.
Settlement. The Parties agree that [***] additional payments are due from Licensee in connection with the deduction of such markdown allowances from Licensee’s calculation of sales and royalties. The Parties further acknowledge and agree that markdown allowances are permissible discounts under Section 11.1 of the License Agreement, provided however that such discounts (including, without limitation, any markdown allowances) shall not exceed the discount cap established in Section 11.1.
5.
Advertising Expenditure Shortfalls.
a.
Finding. The Audit disclosed that Licensee failed to make all required advertising expenditures due under Section 12 of the License Agreement during the Audit Period.
b.
Settlement and Alignment. Following discussions the Parties agreed that Licensee’s advertising expenditure shortfall totaled [***]. The Parties further agree that Licensee has exceeded its required advertising expenditures in Contract Year [***] by at least the amount of such shortfall, and therefore that Licensee has satisfied all obligations with respect to its underspend of required advertising expenditures.

The Parties further acknowledge and agree that Licensee’s expenditures on employee salaries shall not count toward the satisfaction of Licensee’s required advertising and marketing expenditures under the License Agreement.

6.
Cost of Audit.
a.
Finding. The Audit findings disclosed that License underpaid royalties to Licensor by a margin exceeding [***] and as such the costs of the Audit are payable by Licensee.
b.
Settlement. The Parties agree to settle this finding by a payment of [***].
B.
Total Settlement. The Parties now agree to settle the above findings with payment and credits totaling [***] (“Settlement Amount”), consisting of:
a.
Payment to Licensor in the amount of [***] (inclusive of the payment due in connection with the cost of the Audit). Payment terms are net thirty (30) days from the date of full execution of this Fourth Amendment;
b.
A credit to Licensor in the amount of [***]; and
c.
the Parties’ understanding that Licensee has overspent its required advertising and marketing spend for Contract Year [***] by more than [***].

The Audit Settlement and Fourth Amendment is without waiver of or prejudice to any other rights, remedies, claims, or defenses that Licensor may have with respect to the License Agreement, each of which are expressly reserved; provided that Licensor acknowledges that payment of the Settlement Amount by Licensee resolves all outstanding claims that may or may not have been discovered during the Audit against Licensee and any of its parents, subsidiaries, successors, or affiliates. Licensor acknowledges that it has completed its Audit and Licensor waives any and all rights to conduct any additional audits under the License Agreement with respect to the Audit Period.

C.
No Other Modification. Except as expressly modified by this Audit Settlement and Fourth Amendment, all terms and conditions of the License Agreement remain in full force and effect. The License Agreement stands amended to the extent required to give effect to the terms stated in this Audit Settlement and Fourth Amendment.
D.
Miscellaneous. The Parties may execute this Audit Settlement and Fourth Amendment in electronic counterparts, each of which is deemed an executed original even if all signatures do not appear on the same counterpart. The Parties may sign and deliver this Audit Settlement and Fourth Amendment via electronic transmission (via DocuSign or PDF) and agree that delivery of the Audit Settlement and Fourth Amendment by DocuSign/PDF is as legally binding as if physically signed in writing, and has, for all purposes, the same force and effect as delivery of original signatures. No certification or authority or other third-party verification is necessary to validate an electronic signature; however, at the request of any Party, the Parties will confirm such electronic transmission by signing a duplicate original document. This Audit Settlement and Fourth Amendment is governed by, and construed in accordance with, the law of the State of New York applicable to contracts made and to be performed in the state of New York, without regard to conflicts of law principles. If one or more provisions of this Audit Settlement and Fourth Amendment are for any reason held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Audit Settlement and Fourth Amendment, and this Audit Settlement and Fourth Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never appeared. This Audit Settlement and Fourth Amendment reflects the Parties’ entire agreement with respect to the settlement of the Audit.

Remainder of page intentionally left blank; signatures to follow.

AGREED AND ACCEPTED

TAPESTRY, INC.		MOVADO GROUP, INC.

By:	/s/ Diana Svoboda	By:	/s/ Mitchell Sussis

Name:	Diana Svoboda	Name:	Mitchell Sussis

Title:	Director, Licensing	Title:	Senior VP MGI - Director Swissam

Date:	8/31/2023	Date:	8/31/2023

SWISSAM PRODUCTS LIMITED

		By:	/s/ Mitchell Sussis

		Name:	Mitchell Sussis

		Title:	Senior VP MGI - Director Swissam

		Date:	8/31/2023